MERCURY TARGET SELECT EQUITY FUND, INC.

             Supplement dated October 23, 2001 to the Prospectus and Statement of Additional Information dated November 21, 2000

         On October 11, 2001, the Board of Directors of Mercury Target Select Equity Fund, Inc. (the "Fund") approved a proposal to liquidate the Fund. Accordingly, the Fund has suspended sales of its shares to new investors effective October 22, 2001.

         Effective October 31, 2001, Mercury Advisors will no longer serve as sub-adviser to Target Select Equity Fund of the Alpha Select Funds, the master portfolio in which the Fund invests.

Code # MF19108-11-00ALL